December 2012 Materion Corporation – Investor Presentation Exhibit 99.1

Forward-Looking Statements
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission.
Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs.
The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
2

Materion (MTRN)
• An Advanced Material Company
– Lighter, stronger, faster, smaller, reliable
• Strong Global Positions in Attractive and Growing Markets
• Solid Record of Long-term Growth
• Strong Value-added* Margins
• Market Cap:  $486 Million 9/28/12
• Shares Outstanding:  20.7 million
• Annual EPS:  $1.30-$1.35 (Forecast 2012)
• Strong Balance Sheet:  Debt-to-Debt Plus Equity <23%
* Excludes metal pass-through
3

Identify High Growth Secular Markets 4

Unique Global Positions – Advanced Materials
• World’s Only Fully Integrated Producer of Beryllium
and Beryllium Alloys
– Over 75 years of reserves at Utah
5
Leading Global
Position
• Unique Copper-Nickel-Tin Material ToughMet®
– Multiple advanced applications growing at over 30%
annually
• Precision Optical Coatings – Visible to Infrared
Bandwidth
– “Go To” Supplier for defense, thermal imaging, space,
medical and advanced consumer applications
• High Purity Gold Products for Semiconductor
Fabrication (Wireless & LED)
– Offering “full metal management” capabilities
• Specialty Coatings for Blood Analysis Test Strips for
Medical Diagnosis
– Diabetes
5

MATERION TODAY:
New Name, Same Impressive Performance
6
12%*
CAGR
Sales
growth
(2005 – 2011)
19%
CAGR
Operating profit
growth
(2005 – 2011)
Successful
Repositioning
of company
*Excluding metal pass-through

Broadening our Reach Through Acquisitions and
Materials Innovation
2002
Today
7
Beryllium
and Alloys
Key Markets:
Automotive Electronics
Defense and Science
Telecom & Infrastructure
Semiconductor
Appliance
Key Markets:
Automotive Electronics
Defense and Science
Telecom & Infrastructure
Semiconductor
Appliance
Plus
Expansion and/or entry into the
following:
Consumer Electronics
Commercial Aerospace
Heavy Industrial Equipment
Services
Optical
Energy – Conventional and Alternative
Medical
Industrial Precious
Metals and
Microelectronics
Packaging
Beryllium
and Alloys
Industrial  Precious
Metals and
Microelectronics
Packaging
New Non-Be
Alloys and
Composites
Optical and
Medical Coatings
Specialty
Chemicals
Broadened Precious
and Semi-Precious
Metals

High Operating Margins 8 Removing High Value Metals Clarifies Margins (1) Value-added sales excludes metal pass-through

Successful Repositioning – Snapshot 9 * A/R, Inventory & A/P

High Value-added Business Model
10
1. Identify high growth
secular markets
2. Target the fastest growing
niches of those markets
3. Expand with
innovative
products
4. Add synergistic
acquisitions
5. Ensure
financial
discipline

A Global Platform Operations in US and 11 Countries Significant Direct International Sales* Q3 2012 40% 11 • Customers in >50 countries • Expanded presence in Asia *Percentage of value-added sales

Continually Develop Innovative Products
• Leveraging customer-centric product development
• Active research programs to take advantage of
secular trends
• Key product areas include
– LEDs
– Wireless
– Medical
– Commercial Aerospace
– Energy
– Commercial Optics
– Hybrid & Electric Vehicles
– Computer Hard Drives
– Science
12

A Strong Record of Synergistic Acquisitions 13 Added over $440M to sales and approximately 30% of company profit in 2011

Ensure Financial Discipline
14
Maintain strong balance
sheet
Debt-to-Debt-Plus-Equity
Strong
cash flow
• Cash flow from operations
$30M - $75M annually for
the past five years
• Capex below depreciation
• Reduction in working
capital goal to <20% sales
Resources to
finance organic
growth and
acquisitions while
returning cash to
shareholders
After $228M in acquisitions

Financial Goals Next 3 - 5 Years 15

THESIS Positioned to Deliver Long-term, Sustainable Growth 16

IN SUMMARY
Why Invest in Materion Corporation?
17
Positioning
A leader in high-growth markets
Performance
Strong performance record
Growth
Executing three point strategy
• Global player in strong secular growth markets
• Sustainable long-term growth
• Proven business model
• Target, capture niche, then expand
• Clear financial goals, performance continuing to improve
• Strong value today

Appendix

Target High Growth, Leading-edge Markets A-1 Reportable Segments

Value-added Sales: Materion Q3 2012 A-2

Value-added Sales: By Segment Q3 2012 A-3

Value-added Sales: Advanced Material Technologies Q3 2012 A-4

Value-added Sales: Performance Alloys Q3 2012 A-5

Value-added Sales: Beryllium and Composites Q3 2012 A-6

Value-added Sales: Technical Materials Q3 2012 A-7

Core Technologies
1. High Purity Gold and Silver for Industrial Applications
2. Powder Science and Processing (Vacuum, Hot and Cold Isostatic
Pressing ) … Metal and Chemical
3. Full Metal Processing Technology (Melting, Casting, Rolling, Extrusion)
4. Selective Electroplating
5. Light Wave Management and Coating Technology
6. Thin Film Large Area Coating
7. Numerous “Specialties” … Cladding, Electron Beam Welding, Diffusion
Bonding
8. Shield Kit Cleaning
9. Chemical Synthesis
10. Amorphous Metals

Continuing to Execute Three Point Strategy A-9 1 Grow and diversify revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

STRATEGY #1: GROWTH
Expand and Diversify Revenue Base
• Targeting expansion in secular growth markets including:
– Smart mobile devices, 3G / 4G, commercial aerospace, oil &
gas, alternative energy, optics, LED / LCD
• Ongoing global expansion
– Asia
• Strategic acquisition fast accretion
– Technology breadth
– Global reach
– Product diversification

STRATEGY #2: MARGINS Expand Margins – Key Drivers A-11 1 Lean Sigma operating efficiency 2 Higher value- added products 3 Cost reductions Margin Today 10 - 12% Target Margin 14 - 18% (OP % VA)

STRATEGY #3: CAPITAL EFFICIENCY
Improve Fixed and Working Capital Efficiency

Lean Sigma
• Cycle time reduction
• Yield improvement
• On-time shipments
Each 5% of working capital efficiency = $65M of cash
Improve Working Capital
Efficiency
Working capital % of sales

Strategy in Action: Outgrowing Growth Markets
Growth of Materion
Oil and Gas Sales vs. Market
Growth of Materion
Aerospace Sales vs. Market

0
100
200
300
400
500
600
700
0
100
200
300
400
500
Materion Sales
Materion Sales
Global Rig Count
Aircraft Delivered
+512%
+85%
+349%
+80%

Synergistic Acquisitions
Case Study of Growing a Niche Business
– Optical Filters and Medical Coatings
(Pro-Forma Revenues)

• Positioned in $1.2B+ market with
significant long-term growth potential
• Markets served include: defense,
aerospace, medical, energy,
semiconductor, telecommunications,
lighting and astronomy
• The recent acquisition of EIS Optics
continues to expand our global
footprint in Asia
$9M
$155M
Barr
(2009)
Barr
(2009)
Techni-
Met
(2008)
Techni-
Met
(2008)
TFT
TFT
EIS Optics
(2011)
EIS Optics
(2011)

New Product and Technology Development
Advanced Material Technologies
– Optics Coating Materials and Large Format Components
– Thin Film Electrodes (medical diagnostics)
– Expanded Refining/Chamber Services – Complement to Thin Film Materials &
Coating Businesses
– Nanotechnology Materials
– Materials for High Brightness LEDs
– Specialty Inorganic Compounds (solar, security)
– Precious Metal Materials – Rod, Bar, Sheet, Slugs, etc.
– Global Refining and Metal Recovery and Management Services
– Ultra High Purity Precious Metals for Medical and Semiconductor Applications
– Next Generation Magnetic Data Storage Thin Film Head Materials
– Alternative Chemistry for Shield Kit Cleaning

New Product and Technology Development
Advanced Material Technologies
Coatings
Packaging

Precision Optical Thin Film Coatings (specialty filters)
Large format Thin Film Materials for Large Area Coatings (energy, solar)
Solar Panel Thin Film, Concentrator Materials and Barrier Film Coatings
Optical Package for New Photonics Applications
RF Packages for the Latest Transistor Technology (3G and 4G infrastructure)
MEMS and Photovoltaic Packaging Materials

New Product and Technology Development
Performance Alloys
– ToughMet® Alloy for High Volume Bearing Applications
– BrushForm 158 for Voice Coil Motor (VCM) Applications
– Materion R270 Strip
– “Next Generation” Alloy for Oil & Gas
– ToughMet® Alloy for High Volume Automotive Gearboxes
Beryllium and Composites
– Nearer Net Shape Fabrication (hot isostatic pressing)
– Truextent™ Speaker Diaphragms
– Investment Casting
– Amorphous Metals
– SupremEX™ Aluminum Metal Matrix Composites
Technical Materials
– Hybrid & Electric Vehicle Battery Components
– Power Electronics
– Smart Grid Meters
– Computer Hard Drives (dual stage activation)
– Medical Applications

Positioned in Diverse Set of High-growth Markets and Product Applications A-18 Entered multiple leading-edge growth markets since 2002

I/O Connector
Contacts
Battery Contacts
Internal Antenna Contacts
Grounding Clips
and Audio Jacks
Micro Mezzanine
Connectors for
LCD Screen
Internal Electronics and LED
• Thin Film Materials – Power
amplifiers, LED, SAW and
BAW devices, filters, and ICs
• Hermetic Solutions for SAW
• Refining / Recycling
• Precision Parts Cleaning
Other Smart Phone Applications:
• Circuit Board and IC Inspection
• RoHS Compliance Assurance
• Cellular Infrastructure with High Power
RF Packaging
• Voice Coil Motor (auto-focus lens
stabilizer)
Internal Electronics
• Precursor materials for GaAs
wafer production
Applications: Smart Phones

Avionics/Electrical
Systems
Airframe Structure
Landing Gear
Attachments
Engine and Pylon
Attachments
Flight Control
Mechanisms
Horizontal Stabilizer &
Rudder Attachments
Hydraulic Systems
Fuel Systems
Wing Attachments
Doors & Hatches
Landing Gear
Components
Flight Attendant
Jumpseat Spring
Safety Slide
Mechanism
Other Aerospace Applications:
• Baggage Inspection
• Nondestructive Evaluation (Cracked
Component Detection)

Applications: Aerospace

Under Water Wellhead Equipment
Directional Drilling
Equipment
MWD, LWD, MPT Systems
Drill Bits
Structural Rig
Components
Wellhead Control Equipment
Other Oil & Gas Applications:
• Artificial Lift Equipment
• Elemental Analysis
• Down Hole X-Ray Inspection
ROV’s, blow out preventers, hydraulic
actuators, control fluid couplings
Applications: Oil & Gas

Technology: Amorphous Silicon
(a-Si, tandem and multi-junction)
Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers
Technology: Cadmium Telluride
(CdTe)
Thin Film (PVD)  Materials
Cadmium based solar cell architecture. N and
P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers
Technology: Copper
Indium Gallium Selenide
(CIGS)
Thin Film (PVD) Materials
as well as Powders for
Printing CIGS applications
Copper Indium Gallium
Selenide thin film and screen
printing applications for flexible
and rigid solar cells.
Technology: Concentrator Photovoltaic
(CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating  Solar
rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials
Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metalized Ceramic  Substrates
Technology: Flexible Solar Cells /
Building Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to
accommodate applications such as roofing tiles
or defense.
Technology: Crystalline
Silicon (Si)
Interconnect Materials
Front and backplane systems for
high efficiency designs.
Applications: Solar Energy

Cardiac Rhythm Management
• Electronic Interconnects/Components
• Niobium/Titanium Electron Beam Weld
Insulin Pump
• EMI Shielding and Grounding
• Electrical Terminals in Connectors
Seizure Control
• Thin Film Deposition Implantable
Electrode – Parkinson's disease
(R&D)
External Glucose Analysis
• Subcutaneous sensors for glucose measurement
Subcutaneous Glucose Analysis
• Thin Film Coatings – Electrode Monitoring device
Radiation Therapy –
Neutron Reflectors
X-Ray Mammography
Other Medical Applications:
• DNA Sequencing Optics
• CT Scan
• Diagnostic X-Rays
• Advanced Drug Delivery Components
• Diagnostic Electronic Components
• Anesthesia Monitoring Components
• Operating Instruments
Applications: Medical

Applications: Telecommunications Infrastructure
Base Stations
• Coaxial Connectors
• High Power Amplifiers
Local Area Networks
• Shielding
• Modular Jacks
• PCB Sockets
• Processor Sockets
Other Telecommunications Infrastructure
Applications
• Undersea Repeater Housings

Lithium Ion Battery
Interconnects
Battery Management
Resistors
Electronic Power
Steering Modules
ABS Leadframes
Engine Efficiency Oxygen
Sensors
Mirror & Windshield Electronic
Connections
Air Bag Sensors
Lamp Socket Connectors
Auto Dimming Mirror
Connectors
Hybrid Vehicle Motor &
Module Connectors
Window and Door
Switches
Fuel Pump and Fuel
Level Sensors
Battery
Terminals
Engine Ignition and
Control Modules
Battery & Relay Control
Modules
Turn Signal and Emergency
Flasher Relays
On Board
Telematics
Applications: Automotive Electronics

Night Vision Optics
Speed Control Optics
Camera Optics

Applications: Defense
• Infrared Sensors for Fighter
Jet and UAV Optical
Targeting
• Electronic Packaging for
Defense Avionics, Radar
and Electronic
Countermeasure Systems
• Structural and Electronic
Components for Satellites
• X-ray Windows in Security
Imaging Systems
• Laser Protection Optical
Coatings
• Night Vision System Optics